EXHIBIT 23

                                          CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration  Statement of The First  Bancshares,  Inc.,
on Form S-8 (Registration  No. 333-97001) of our report dated February 5, 2004, on the 2003 consolidated  financial statements  of The First  Bancshares,  Inc.,  which report is included in the 2003 Annual  Report on Form 10-KSB of
The First Bancshares, Inc.

                                                                 /S/ T. E. LOTT & COMPANY

Columbus, Mississippi
March 23, 2004